UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-08050

Exact name of registrant as specified in charter:	The Asia Tigers Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Asia Tigers Fund, Inc.

Annual Report
October 31, 2013

Aberdeen

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of The Asia Tigers Fund, Inc. (the “Fund”) for the year ended October 31, 2013. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

Total Return Performance

For the year ended October 31, 2013, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 5.7%, assuming reinvestments of dividends and distributions, versus a return of 10.5% for the Fund’s benchmark, the MSCI AC Asia Ex-Japan Index.

Share Price and NAV

For the year ended October 31, 2013, based on market price, the Fund’s total return was 4.7% assuming reinvestment of dividends and distributions. The Fund’s share price decreased 13.3% over the twelve month period from $13.93 on October 31, 2012 to $12.08 on October 31, 2013, in part due to the payment of the stock distribution in January 2013. The Fund’s share price on October 31, 2013 represented a discount of 9.6% to the NAV per share of $13.37 on that date, compared with a discount of 8.8% to the NAV per share of $15.28 on October 31, 2012.

Open Market Repurchase Policy

In addition to the Fund’s semi-annual repurchase offer policy, the Fund’s open market repurchase policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the year ended October 31, 2013, the Fund did not repurchase any shares under the open market repurchase program.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205 and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeengrr.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please visit Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email, and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5205 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com,
•	visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usclosed/home or
•	visiting www.aberdeengrr.com

Yours sincerely,

Alan R. Goodson

President

All amounts are U.S Dollars unless otherwise stated.

The Asia Tigers Fund, Inc.

Report of the Investment Manager (unaudited)

Market Review

Shares of Asian companies rose during the reporting period, as asset prices remained supported by the large supply of liquidity from easy monetary policy in Europe and the U.S. This offset initial concerns over moderating regional economic growth. In June 2013, worries that the U.S. Federal Reserve (“Fed”) would unwind its quantitative easing program sooner than expected caused markets to fall substantially, as did a spike in Chinese interbank rates amid anxieties over a liquidity crunch. Markets recovered lost ground in September and October after the Fed reassured investors that it would maintain the pace of its asset purchases. Risk appetite was further bolstered in mid-October by the temporary deal to reopen the U.S. government, which had been partially shut down earlier in the month due to gridlocked budget talks. Meanwhile, regional economic data turned more upbeat towards the period-end, particularly in China and Singapore, where third-quarter gross domestic product growth accelerated. There were exceptions, however, such as India and Indonesia, where large current account deficits, high inflation and slowing growth persisted. Both markets bucked the regional trend, tumbling sharply as the sharp depreciation of the Rupee and Rupiah, respectively, magnified losses. The central banks of both countries hiked interest rates in an effort to counter the inflationary effect of the weakened currencies; other regional central banks maintained or loosened monetary policy.

Fund performance review

The primary contributors to the Fund’s performance relative to the benchmark MSCI AC Asia Ex-Japan Index included India exchange-listed IT services company, Infosys Ltd., which reported improved quarterly revenue and earnings despite uneven growth in its main markets in the U.S. and Europe. In Singapore, the Fund’s holding in Singapore Technologies Engineering Ltd. enhanced performance as the company continued to win new orders, while Oversea-Chinese Banking Corp. posted a stronger relative performance versus its peers after a period of weakness. The most notable detractors from performance included Jardine Strategic Holdings Ltd., as its shares fell on news of its financial results. Nevertheless, we remain positive about Jardine’s longer-term outlook, and we believe it remains well-positioned to benefit from the growth of the middle class in the region. The position in Singapore developer City Developments Ltd.

also had a negative impact on Fund performance as its core residential and hotel operations were unsurprisingly weaker than the previous year, given the slew of cooling measures implemented by the government. Profits, however, were bolstered by gains from the sale of non-core assets.* The position in India’s UltraTech Cement Ltd. also hampered Fund performance, as the domestic cement sector was hurt by the proposed restructuring by Holcim, one of the world’s leading suppliers of cement and aggregates (crushed stone, sand and gravel), of its Indian cement subsidiaries. Overall, worries over India’s fiscal deficit, rising inflation and government inertia also weighed on the entire market, resulting in a market correction, while the substantially weaker Rupee exacerbated the decline in U.S. Dollar terms.

During the period, a key change to the Fund was the initiation of a position in Singapore exchange-listed lender DBS Group Holdings Ltd., as we believe that it is attractively valued and well-capitalized. Additionally, the company has posted consistently positive results over the past few quarters.

Outlook

It appears that the global markets have reacted well to China’s commitment to execute economic reforms, following a meeting of its top leaders to chart the next phase of growth. Yet it may be years before the full impact of reforms is felt. Until then, we think that China is in for a period of restructuring and, along with the rest of Asia, would have to adjust to a slower pace of growth. Meanwhile, Fed chair nominee Janet Yellen has defended the central bank’s quantitative easing program, indicates that markets may potentially continue to be liquidity-led. However, we think the withdrawal of easy money from a Fed tapering of its government bond-buying program is not a bad thing, given the artificial support for share prices. Over the longer term, we would prefer to see share price gains driven by improvements in company fundamentals and earnings growth. On this front, we believe that the Fund’s holdings, given their financial strength and sound business models, may help the Fund weather the current headwinds and place the Fund on a firmer footing to enjoy a growth recovery.

Aberdeen Asset Management Asia Limited

*	A company’s non-core assets are those that are not essential to its business operations and may be sold when extra cash is needed.

The Asia Tigers Fund, Inc.

Portfolio Summary (unaudited)

October 31, 2013

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Industry Classification Standard (“GICS”), expressed as a percentage of the net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of October 31, 2013, the Fund held 98.4% of its net assets in equities, 1.7% in a short-term investment and (0.1)% in other assets in excess of liabilities.

Asset Allocation by Sector

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2013:

Name of Security	Percentage of Net Assets
Oversea-Chinese Banking Corp. Ltd.	5.8%
Jardine Strategic Holdings Ltd.	4.6%
Swire Pacific Ltd., Class B	4.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.3%
AIA Group Ltd.	4.0%
Housing Development Finance Corp. Ltd.	3.9%
Infosys Ltd.	3.8%
City Developments Ltd.	3.4%
Samsung Electronics Co. Ltd., Preferred Shares	3.2%
HSBC Holdings PLC	3.2%

The Asia Tigers Fund, Inc.

Total Investment Return (unaudited)

October 31, 2013

The following table summarizes Fund performance compared to the Fund’s benchmark of MSCI AC Ex-Japan Index for the 1-year, 3-year, 5-year and 10-year periods annualized as of October 31, 2013.

	1 Year	3 Years		5 Years	10 Years
Net Asset Value (NAV)	5.7%	1.0%		16.5%	10.6%
Market Value	4.7%	(1.4%	)	16.4%	9.8%
MSCI AC Asia Ex-Japan Index	10.5%	3.3%		17.8%	11.6%

Aberdeen Asset Management Asia Limited has entered into a written contract with the Fund to waive fees or limit expenses without which performance would be lower. This contract may not be terminated before December 18, 2014. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 2.53%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 2.06%.

The Asia Tigers Fund, Inc.

Portfolio of Investments

As of October 31, 2013

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—98.4%
COMMON STOCKS—95.2%
CHINA—5.9%
OIL, GAS & CONSUMABLE FUELS—2.7%
1,202,000	PetroChina Co. Ltd., H Shares (a)	$1,368,814
WIRELESS TELECOMMUNICATION SERVICES—3.2%
154,700	China Mobile Ltd. (a)	1,607,589
		2,976,403
HONG KONG—26.5%
COMMERCIAL BANKS—5.3%
148,987	HSBC Holdings PLC (a)	1,628,188
8,602	HSBC Holdings PLC, ADR	473,454
41,926	Wing Hang Bank Ltd. (a)	594,603
		2,696,245
FOOD & STAPLES RETAILING—1.7%
75,600	Dairy Farm International Holdings Ltd.	856,548
INDUSTRIAL CONGLOMERATES—4.6%
69,500	Jardine Strategic Holdings Ltd. (a)	2,353,424
INSURANCE—4.0%
400,000	AIA Group Ltd. (a)	2,031,132
REAL ESTATE MANAGEMENT & DEVELOPMENT—7.2%
420,000	Hang Lung Properties Ltd. (a)	1,383,113
1,012,500	Swire Pacific Ltd., Class B (a)	2,281,810
		3,664,923
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.9%
98,100	ASM Pacific Technology Ltd. (a)	946,789
TEXTILES, APPAREL & LUXURY GOODS—1.8%
632,000	Li & Fung Ltd. (a)	888,605
		13,437,666
INDIA—14.7%
AUTOMOBILES—1.5%
22,500	Hero Motocorp Ltd. (a)	758,360
COMMERCIAL BANKS—2.1%
57,706	ICICI Bank Ltd.(a)	1,047,708
CONSTRUCTION MATERIALS—2.4%
38,000	UltraTech Cement Ltd. (a)	1,211,847
INFORMATION TECHNOLOGY SERVICES—3.8%
35,781	Infosys Ltd. (a)	1,905,301
PHARMACEUTICALS—1.0%
13,000	Glaxosmithkline Pharmaceuticals Ltd. (a)	513,778
THRIFTS & MORTGAGE FINANCE—3.9%
142,508	Housing Development Finance Corp. Ltd. (a)	1,984,708
		7,421,702

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2013

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDONESIA—0.9%
HOUSEHOLD PRODUCTS—0.9%
176,000	PT Unilever Indonesia Tbk (a)	$467,980
MALAYSIA—3.7%
COMMERCIAL BANKS—2.6%
253,320	CIMB Group Holdings Bhd (a)	602,148
120,200	Public Bank Bhd (Foreign Mkt) (a)	697,793
		1,299,941
TOBACCO—1.1%
28,700	British American Tobacco Bhd	577,538
		1,877,479
PHILIPPINES—3.8%
COMMERCIAL BANKS—1.9%
417,000	Bank of Philippine Islands (a)	964,937
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.9%
1,380,000	Ayala Land, Inc. (a)	939,463
		1,904,400
REPUBLIC OF SOUTH KOREA—3.9%
FOOD & STAPLES RETAILING—1.5%
3,260	E-Mart Co. Ltd. (a)	780,105
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.4%
863	Samsung Electronics Co. Ltd. (a)	1,190,128
		1,970,233
SINGAPORE—20.9%
AEROSPACE & DEFENSE—2.8%
425,000	Singapore Technologies Engineering Ltd. (a)	1,441,090
AIRLINES—1.8%
110,000	Singapore Airlines Ltd. (a)	920,832
COMMERCIAL BANKS—7.9%
8,000	DBS Group Holdings Ltd. (a)	107,852
351,000	Oversea-Chinese Banking Corp. Ltd. (a)	2,936,286
57,000	United Overseas Bank Ltd. (a)	954,556
		3,998,694
DIVERSIFIED TELECOMMUNICATION SERVICES—2.8%
476,000	Singapore Telecommunications Ltd. (a)	1,445,157
INDUSTRIAL CONGLOMERATES—2.1%
120,300	Keppel Corp. Ltd. (a)	1,049,775
REAL ESTATE INVESTMENT TRUST (REIT)—0.1%
33,684	Keppel REIT (a)	32,682

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2013

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SINGAPORE (continued)
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.4%
206,000	City Developments Ltd. (a)	$1,705,113
		10,593,343
TAIWAN—6.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.3%
596,583	Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,198,745
WIRELESS TELECOMMUNICATION SERVICES—2.1%
305,000	Taiwan Mobile Co. Ltd. (a)	1,040,323
		3,239,068
THAILAND—5.3%
CONSTRUCTION MATERIALS—2.8%
60,200	Siam Cement PCL, Foreign Shares (a)	849,856
43,000	Siam Cement PCL, NVDR (a)	590,491
		1,440,347
OIL, GAS & CONSUMABLE FUELS—2.5%
230,000	PTT Exploration & Production PCL, Foreign Shares (a)	1,244,508
		2,684,855
UNITED KINGDOM—3.2%
COMMERCIAL BANKS—3.2%
67,500	Standard Chartered PLC (a)	1,620,674
PREFERRED STOCKS—3.2%
REPUBLIC OF SOUTH KOREA—3.2%
1,700	Samsung Electronics Co. Ltd., Preferred Shares (a)	1,638,747
	Total Long-Term Investments—98.4% (cost $39,439,686)	49,832,550
Par Amount
SHORT-TERM INVESTMENT—1.7%
$857,000	State Street Bank, 0.00% dated 10/31/2013, due 11/01/2013 repurchase price $857,000 collateralized by U.S.Treasury Note, maturing 11/15/2022; total market value of $877,688	857,000
	Total Short-Term Investment—1.7% (cost $857,000)	857,000
	Total Investments—100.1% (cost $40,296,686) (b)	50,689,550

	Liabilities in Excess of Other Assets—(0.1)%	(41,444)
	Net Assets—100.0%	$50,648,106

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying notes to financial statements.
(b)	See Note 10 of the accompanying notes to financial statements for tax unrealized appreciation/depreciation of securities.

ADR—American Depositary Receipt

NVDR—Non-Voting Depositary Receipt

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2013

Assets
Investments, at value (cost $39,439,686)	$49,832,550
Repurchase agreement, at value (cost $857,000)	857,000
Foreign currency, at value (cost $161,942)	163,055
Cash	987
Dividends receivable	49,531
Tax refund receivable	3,856
Prepaid expenses	4,123
Total assets	50,911,102

Liabilities
Investment adviser fees payable (Note 3)	49,212
Deferred foreign capital gains tax	22,290
Administration fees payable (Note 3)	8,546
Director fees payable	7,000
Investor relations fees payable (Note 3)	4,682
Accrued expenses and other liabilities	171,266
Total liabilities	262,996

Net Assets	$50,648,106

Net Assets Consist of:
Capital stock, $0.001 par value (Note 5)	$3,789
Paid-in capital	39,294,797
Accumulated net investment income	227,438
Accumulated net realized gain from investments	750,152
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,371,930
Net Assets	$50,648,106
Net asset value per share based on 3,789,331 shares issued and outstanding	$13.37

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2013

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $56,103)	$1,320,473
1,320,473

Expenses
Investment management fee (Note 3)	518,013
Administration fee (Note 3)	103,603
Legal fees and expenses	158,281
Independent auditors’ fees and expenses	94,723
Custodian’s fees and expenses	91,468
Insurance expense	62,323
Reports to stockholders and proxy solicitation	67,963
Directors’ fees and expenses	55,301
Investor relations expenses (Note 3)	50,795
Transfer agent’s fees and expenses	41,089
Pennsylvania tax expense	2,807
Miscellaneous	65,276
Total operating expenses before reimbursed/waived expenses	1,311,642
Less: Expenses waived (Note 3)	(242,014)
Net expenses	1,069,628

Net Investment Income	250,845

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions (including $0 capital gains tax)	1,784,420
Foreign currency transactions	(23,392)
1,761,028

Net change in unrealized appreciation/(depreciation) on:
Investments (including $102,139 change in deferred capital gains tax)	907,512
Foreign currency translation	446
907,958
Net realized and unrealized gain from investments and foreign currency translation	2,668,986
Net Increase in Net Assets Resulting from Operations	$2,919,831

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$250,845	$283,904
Net realized gain from investment transactions	1,761,028	9,467,895
Net change in unrealized appreciation/depreciation on investments	907,958	(6,245,364)
Net increase in net assets resulting from operations	2,919,831	3,506,435

Distributions to Shareholders from:
Net investment income	(72,233)	–
Net realized gains	(9,417,088)	(10,175,189)
Net decrease in net assets from distributions	(9,489,321)	(10,175,189)

Capital Share Transactions:
Issuance of 593,370 and 703,218 shares, respectively, due to stock distribution (Note 5)	7,589,202	9,155,898
Cost of shares repurchased under repurchase offer (378,143 and 349,110 shares, net of repurchase fee of $100,343 and $99,503, including expenses of $84,913 and $120,081, respectively)	(5,001,676)	(4,995,701)
Change in net assets from capital share transactions	2,587,526	4,160,197
Change in net assets resulting from operations	(3,981,964)	(2,508,557)

Net Assets:
Beginning of year	54,630,070	57,138,627
End of year (including accumulated net investment income of $227,438 and $72,219, respectively)	$50,648,106	$54,630,070

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net asset value, beginning of year	$15.28	$17.74	$22.47	$19.10	$13.22
Net investment income/(loss)	0.07	0.08	–	(0.01)	(0.04)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions(b)	0.80	0.87	(1.56)	3.92	7.91
Total from investment operations	0.87	0.95	(1.56)	3.91	7.87
Dividends and distributions to shareholders:
Net investment income	(0.02)	–	(0.05)	–	–
Net realized gains	(2.64)	(3.16)	(3.12)	(0.34)	(1.98)
Tax return of capital	–	–	–	(0.18)	–
Total dividends and distributions to shareholders	(2.66)	(3.16)	(3.17)	(0.52)	(1.98)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	(0.13)	(0.24)	–	–	–
Impact due to capital shares tendered or repurchased (Note 6)	(0.01)	(0.01)	–	(0.02)	(0.01)
Total capital share transactions	(0.14)	(0.25)	–	(0.02)	(0.01)
Net asset value, end of year	$13.37	$15.28	$17.74	$22.47	$19.10
Market value, end of year	$12.08	$13.93	$16.35	$21.80	$18.00

Total Investment Return Based on(c):
Market value	4.72%	5.88%	(13.43% )	24.27%	79.14%
Net asset value	5.66%	7.04%	(8.87% )	20.72%	72.12%

Ratio/Supplementary Data:
Net assets, end of year (000 omitted)	$50,648	$54,630	$57,139	$79,916	$72,798
Average net assets (000 omitted)	$51,801	$52,504	$67,947	$74,534	$58,310
Net operating expenses	2.06%	2.11%	2.36%	2.24%	2.76%
Net operating expenses, excluding fee waivers	2.53%	2.82%	2.58%	2.24%	2.76%
Net investment income/(loss)	0.48%	0.54%	0.02%	(0.04% )	(0.28% )
Portfolio turnover	1.24%	83.20%	41.69%	51.73%	69.25%

(a)	Based on average shares outstanding.
(b)	Net of deferred foreign withholding taxes of $0.01, $0.01, $0.01, $0.07 and $0.01 per share for the years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010, and October 31, 2009, respectively.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Notes to Financial Statements

October 31, 2013

1. Organization

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund is required to value its securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon other significant observable inputs, including unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Investments, at value	Level 1	Level 2	Level 3	Balance as of 10/31/2013
Long-Term Investments
Commercial Banks	$473,454	$11,154,745	$–	$11,628,199
Food & Staples Retailing	856,548	780,105	–	1,636,653
Tobacco	577,538	–	–	577,538
Other	–	35,990,160	–	35,990,160
Short-Term Investments	–	857,000	–	857,000
Total	$1,907,540	$48,782,010	$–	$50,689,550

The Fund held no Level 3 securities at October 31, 2013.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2013, the security issued by British American Tobacco Bhd in the amount of $577,538 transferred from Level 2 to Level 1 because there was not a fair value factor applied at October 31, 2013. During the year ended October 31, 2013, the securities issued by Jardine Strategic Holdings, PTT Exploration, and Public Bank Bhd, in the amounts of $2,353,424, $1,244,508, and $697,793, respectively, transferred from Level 1 to Level 2 because there was a fair value factor applied at October 31, 2013. There have been no significant changes to the fair valuation methodologies during the year ended October 31, 2013.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $857,000 as of October 31, 2013. The value of the related collateral exceeded the value of the repurchase agreement at period end.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

(d) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to stockholders are recorded on the ex-dividend date.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

Dividends and distributions to stockholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to foreign currency losses, foreign tax credits, wash sales and investments in passive foreign investment companies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

(a) Investment Manager

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For its services, AAMAL receives fees at an annual rate of: (i) 1.00% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.95% for the next $500 million of the Fund’s average weekly Managed Assets; and (iii) 0.90% of the Fund’s average weekly Managed Assets in excess of $1 billion. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. For the year ended October 31, 2013, AAMAL earned a gross management fee of $518,013.

AAMAL entered into a written contract (“Expense Limitation Agreement”) with the Fund that is effective through December 18,

2014. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 2.00% of the average weekly Managed Assets of the Fund on an annualized basis. Through October 31, 2013, AAMAL waived and assumed a total of $242,014 attributable to its management fee and Fund expenses, including, among others, AAMI’s investor relations services, as described below.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.20% of the value of the Fund’s average monthly net assets for the first $1.5 billion of the Fund’s average monthly net assets and 0.15% of the value of the Fund’s average monthly net assets in excess of $1.5 billion of the Fund’s average monthly net assets. For the year ended October 31, 2013, the Fund paid a total of $103,603 in administrative fees to AAMI.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the fiscal year ended October 31, 2013, the Fund paid fees of approximately $50,763 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2013, were $644,322 and $7,126,498, respectively.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value common stock. As of October 31, 2013, there were 3,789,331 shares of common stock issued and outstanding.

On December 14, 2011, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $3.16 per share of common stock, on January 31, 2012, to stockholders of record at the close of business on December 22, 2011. As announced, the distribution was payable in the Fund’s common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 10% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $0.58317 per share or 18.45% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $13.02 per share, which equaled the average closing price of the Fund’s common shares on the NYSE on January 25, 2012 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund issued 703,218 shares.

On December 7, 2012, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $2.65502 per share of common stock on January 31, 2013 to shareholders of record at the close of business on December 21, 2012. As announced, the distribution was payable in the Fund’s common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 20% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $1.00 per share or 37.70% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $12.79 per share, which equaled the average closing price of the Fund’s common shares on the NYSE on January 25, 2013 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund issued 593,370 shares.

6. Semi-Annual Repurchase Offers:

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund makes periodic repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares. In order to participate in a repurchase offer, stockholders are asked to comply with the requirements in the Offer to Repurchase related to the offer.

Under the Fund’s original policy, the Fund conducted quarterly repurchase offers. This policy was amended at the February 23, 2007 Annual Meeting of Stockholders to provide that the Fund will from that date forward conduct repurchase offers on a semi-annual, rather than on a quarterly, basis.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

During the year ended October 31, 2013, the results of the periodic repurchase offers were as follows:

	Repurchase Offer #29	Repurchase Offer #30
Commencement Date	December 21, 2012	June 21, 2013
Expiration Date	January 11, 2013	July 12, 2013
Repurchase Offer Date	January 18, 2013	July 19, 2013
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	822,211.0000	905,304
Final Odd Lot Shares*	91,461.000	N/A*
Final Pro-ration Non-Odd Lot Shares	87,243.5000	199,439
% of Non-Odd Lot Shares Accepted	11.9389%	22.03%
Shares Accepted for Tender	178,704.5000	199,439
Net Asset Value as of Repurchase Offer Date ($)	13.60	12.97
Repurchase Fee per Share ($)	0.2720	0.2594
Repurchase Offer Price ($)	13.3280	12.7106
Repurchase Fee ($)	48,608	51,735
Expenses ($)	40,900	44,013
Total Cost ($)	2,422,674	2,579,002

*	Effective May 13, 2013, The Asia Tigers Fund, Inc. discontinued the practice of accepting all shares tendered by stockholders who own, beneficially or of record, an aggregate of not more than 99 shares before prorating shares tendered by others.

During the year ended October 31, 2012, the results of the periodic repurchase offers were as follows:

	Repurchase Offer #27	Repurchase Offer #28
Commencement Date	December 23, 2011	June 22,2012
Expiration Date	January 13, 2012	July 13, 2012
Repurchase Offer Date	January 20, 2012	July 20, 2012
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	677,311.9055	890,563.0000
Final Odd Lot Shares	37,178.9055	50,045.0000
Final Pro-ration Non-Odd Lot Shares	123,820.0945	138,066.0000
% of Non-Odd Lot Shares Accepted	19.3429%	16.4263%
Shares Accepted for Tender	160,999.0000	188,111.0000
Net Asset Value as of Repurchase Offer Date ($)	14.10	14.38
Repurchase Fee per Share ($)	0.2820	0.2876
Repurchase Offer Price ($)	13.8180	14.0924
Repurchase Fee ($)	45,402	54,101
Expenses ($)	64,344	55,737
Total Cost ($)	2,289,028	2,706,673

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Offers”). The Board of Directors may place such conditions and limitations on the Offers as may be permitted under Rule 23c-3.

b) Fourteen days prior to the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c) The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

7. Open Market Repurchase Policy

Effective October 30, 2012, the Board authorized management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance shareholder value. The Board has instructed Management to report repurchase activity to it regularly. The number of shares repurchased will be posted on the Fund’s website on a monthly basis. For the year ended October 31, 2013, the Fund did not repurchase any shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Asian Markets:

The Asian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2013

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2013 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$40,407,560	$11,070,471	$(788,481)	$10,281,990

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 was as follows:

	October 31, 2013	October 31, 2012
Distributions paid from:
Ordinary Income	$72,233	$–
Net long-term capital gains	9,417,088	10,175,189
Total tax character of distributions	$9,489,321	$10,175,189

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$280,889
Undistributed long-term capital gains – net	807,575
Total undistributed earnings	$1,088,464
Unrealized appreciation/(depreciation)	10,261,056
Total accumulated earnings/(losses) – net	$11,349,520

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current fiscal year, $23,393 has been reclassified from accumulated net investment income to paid in capital and $890,172 has been reclassified from accumulated net realized gain on investments to paid in capital as a result of permanent differences primarily attributable to foreign currency losses and equalization. These reclassifications have no effect on net assets or net asset values per share.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of October 31, 2013.

The Board of Directors (the “Board”) approved the elimination of the Fund’s interval fund structure, subject to stockholder approval. The

Fund announced that a special meeting of stockholders (“Special Meeting”) will be held on February 3, 2014, to consider the elimination of the interval structure, a fundamental policy of the Fund (the “Policy”) pursuant to Section 23c-3 of the Investment Company Act of 1940, as amended. The Board recommends that stockholders approve the elimination of the interval structure. The Fund has set December 6, 2013 as a record date for determining stockholders entitled to vote at the Special Meeting.

The Board also announced the extension of a targeted discount policy to seek to manage the Fund’s discount, which would become effective if stockholders approve the elimination of the Policy. Under the targeted discount policy, the Fund intends to buy back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV.

On December 20, 2013 the Fund announced that it will pay, on January 17, 2014, a distribution of $0.28726 per share to all shareholders of record as of December 31, 2013.

The Asia Tigers Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Asia Tigers Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2013

The Asia Tigers Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by The Asia Tigers Fund, Inc. during the fiscal year ended October 31, 2013:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
12/19/12	2.655210	2.635000	0.000000	0.020210	0.03326595	0.05347595	0.020210	0.020206

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by Computershare Trust Company N.A., as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Asia Tigers Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address, and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Jeswald W. Salacuse c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1938	Chairman of the Board of Directors, Nominating Committee, Valuation Committee and Audit Committee	Since 1993; Current term ends at the 2015 Annual Meeting	Mr. Salacuse has been the Henry J. Braker Professor of Commercial Law at The Fletcher School of Law & Diplomacy, Tufts University, since 1986. He has also served as International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004.	2	Director of 30 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Lawrence K. Becker c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Director, Audit Committee, Valuation Committee and Nominating Committee Member	Since 2003; Current term ends at the 2016 Annual Meeting	Mr. Becker has served as Private Investor of Real Estate Investment Management since July 2003. He was Treasurer of the France Growth Fund, Inc. from 2004 to 2008 and Vice President and Controller/Treasurer of National Financial Partners from 2000 to 2003.	2	Director of two registered investment companies advised by Advantage Advisers L.L.C. or its affiliates.

Leslie H. Gelb c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1937	Director, Audit Committee and Nominating Committee Member	Since 1994; Current term ends at the 2014 Annual Meeting	Mr. Gelb has been the President Emeritus of The Council on Foreign Relations since 2003. Previously, he was a Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, of The New York Times, as well as a senior official in the departments of State and Defense.	2	Director of 24 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Luis Rubio c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Director, Audit Committee and Nominating Committee Member	Since 1999; Current term ends at the 2014 Annual Meeting	Mr. Rubio has been the Chairman of Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) since 2000. He is also a frequent contributor of op-ed pieces to The Wall Street Journal.	2	Director of two registered investment companies advised by Advantage Advisers L.L.C. or its affiliates.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Directors

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Director	Since 2012; Current term ends at the 2015 Annual Meeting	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. Director (1991 –present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc.; Mr. Gilbert also serves as officer and/or director of various Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	29	None

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc. Aberdeen Greater China Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, and Aberdeen Global Select Opportunities Fund, Inc. have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2011	Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since 2011	Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Chief Legal Officer, Vice President	Since 2012	Currently, U.S. Counsel. Ms. Sitar joined AAMI in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since 2011	Currently, Vice President and Head of Fund Administration – US for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary, Vice President	Since 2011	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adrian Lim* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012	Currently, Senior Investment Manager on the Asian Equities Team. Adrian joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current position soon after.

Gary Marshall* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1961	Vice President	Since 2011	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2011	Currently, Global Head of Legal for Aberdeen. Director, Vice President for AAMI (since October 2006).

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2011	Currently, Group Head of Product Development, for Aberdeen Asset Management PLC and Director of Aberdeen Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since 2012	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Kasey Deja* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1979	Assistant Secretary	Since 2012	Currently, Senior Product Manager within Product Management for AAMI. Ms. Deja joined Aberdeen in 2005 as an Analyst in Investment Operations and transferred to the U.S. Transitions Team in 2007. In 2009, she was promoted to Manager of the U.S. Transitions Team and transferred to her current position in 2011.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2013	Currently, Senior Fund Administration Manager for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, Ms. Ferrari was an Accounting Analyst at Delaware Investments.

Sofia Rosala* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Deputy Chief Compliance Officer	Since 2013	Currently U.S. Counsel / Deputy Fund CCO. She joined Aberdeen in 2012. Prior to joining Aberdeen, she worked as an Associate for Morgan, Lewis and Bockius and as Corporate Counsel and Vice President at SEI Investments Company.

*	As of October 2013, Messrs. Goodson, Cotton, Lim, Marshall, and Pittard and Mses. Sitar, Melia, Kennedy, Nichols, Deja, Ferrari, and Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., The India Fund Inc., The Asia Tigers Fund Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, and Aberdeen Global Select Opportunities Fund, Inc. each of which may also be deemed to be a part of the same “Fund Complex.”
**	Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

The Asia Tigers Fund, Inc.

Corporate Information

Directors

Lawrence K. Becker

Leslie H. Gelb

Martin Gilbert

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Officers

Alan Goodson, President

Jeffrey Cotton, Chief Compliance Officer and Vice President – Compliance

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Adrian Lim, Vice President

Gary Marshall, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Hugh Young, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Sofia Rosala, Deputy Chief Compliance Officer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street, 22nd Floor

Philadephia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadephia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The Asia Tigers Fund, Inc. are traded on the NYSE under the symbol “GRR”. Information about the Fund’s net asset value and market price is available at www.aberdeengrr.com.

This report, including the financial information herein, is transmitted to the shareholders of The Asia Tigers Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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GRR-ANNUAL

Item 2  - Code of Ethics.

As of October 31, 2013, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3  - Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Lawrence K. Becker, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Becker as the Audit Committee’s financial expert. Mr. Becker is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4  - Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)(1) Audit-Related Fees	(c)(2) Tax Fees	(d) All Other Fees
October 31, 2013	$82,555	$5,000	$16,195	$0
October 31, 2012	$82,555	$0	$48,695	$0

(1)	Services include procedures over the conversion of fund accounting books/records and semi-annual review procedures in connection with the Registrant’s semi-annual financial statements
(2)	Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns. As of the date of filing of this report, the Registrant’s 2013 tax fees have not been finalized and are estimates prepared by the Registrant’s accountant. The Registrant’s final 2013 tax fees may differ from the amount listed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s Investment Manager or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s Investment Manager that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $845,290 for 2013 and $2,234,410 for 2012.

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5  - Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2013, the Audit Committee members were: Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio, and Jeswald W. Salacuse.

(b)	Not applicable

Item 6  - Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7  - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit A and policies of the Investment Manager are included as Exhibit B.

Item 8  - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The information in the table below is as of January 6, 2014.

Individual & Position	Services Rendered	Past Business Experience

Hugh Young BA (Hons) (Commenced 1985) Managing Director	Responsible for equities globally from the Singapore office.	Hugh Young set up the Singapore office in 1992 as the Group’s Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of our parent company, Aberdeen. Hugh has over 25 years’ experience in investment management and has managed the Group’s Asian assets since 1985, including award-winning mutual funds and closed-end funds. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance.

Adrian Lim BAcc, CFA Senior Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.	Joined Aberdeen from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equities team in July 2003.

Christopher Wong BA, CFA Senior Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.	Joined Aberdeen on the private equity desk in 2001 and transferred to the Asian Equities team in 2002. Prior to Aberdeen, he was an associate director with Andersen Corporate Finance, advising clients on mergers & acquisitions in South East Asia.

Chou Chong MSc, CFA Investment Director Equities - Asia	Responsible for company research and oversight of portfolio construction.	Joined Aberdeen in 1994 as a graduate trainee. After becoming a director, from 2001, he spent time in Sydney, Australia restructuring portfolios and turning around performance. In 2003, he transferred to London to lead the Pan-European equity desk and in June 2008 returned to Singapore and joined the Asian Equities Team.

Flavia Cheong BA, MA (Hons), CFA Investment Director Equities - Asia	Responsible for company research and oversight of portfolio construction.	Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

(a)(2)	The information in the table below is as of October 31, 2013.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	19	$15,536.60	0	$0
	Pooled Investment Vehicles	81	$68,253.84	2	$197.91
	Other Accounts	135	$48,907.71	15	$4,357.70

Adrian Lim	Registered Investment Companies	19	$15,536.60	0	$0
	Pooled Investment Vehicles	81	$68,253.84	2	$197.91
	Other Accounts	135	$48,907.71	15	$4,357.70

Christopher Wong	Registered Investment Companies	19	$15,536.60	0	$0
	Pooled Investment Vehicles	81	$68,253.84	2	$197.91
	Other Accounts	135	$48,907.71	15	$4,357.70

Chou Chong	Registered Investment Companies	19	$15,536.60	0	$0
	Pooled Investment Vehicles	81	$68,253.84	2	$197.91
	Other Accounts	135	$48,907.71	15	$4,357.70

Flavia Cheong	Registered Investment Companies	19	$15,536.60	0	$0
	Pooled Investment Vehicles	81	$68,253.84	2	$197.91
	Other Accounts	135	$48,907.71	15	$4,357.70

Total Assets are as of October 31, 2013 and have been translated into U.S. Dollars at a rate of £1.00 = 1.61.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2013
Hugh Young	$0

Adrian Lim	$0

Christopher Wong	$0

Chou Chong	$0

Flavia Cheong	$0

(b)	Not applicable.

Item 9  - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
11/01/2012 to 11/30/2012	None	None	None		None
12/01/2012 to 12/31/2012	None	None	None		None
01/01/13 to 01/31/13	178,705	$13.328	178,705	(1)	None
02/01/13 to 02/29/13	None	None	None		None
03/01/13 to 03/31/13	None	None	None		None
04/01/13 to 04/30/13	None	None	None		None
05/01/13 to 05/31/13	None	None	None		None
06/01/13 to 06/30/13	None	None	None		None
07/01/13 to 07/31/13	199,439	$12.7106	199,439	(2)	None
08/01/13 to 08/31/13	None	None	None		None
09/01/13 to 09/30/13	None	None	None		None
10/01/13 to 10/31/13	None	None	None		None
Total	378,144	$13.0024	378,144		None

(1)

These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on December 21, 2012 that expired on January 11, 2013. In connection with this repurchase offer, the Fund offered to repurchase up to 178,705 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of January 18, 2013.

(2)

These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on June 21, 2013 that expired on July 12, 2013. In connection with this repurchase offer, the Fund offered to repurchase up to 199,439 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of July 19, 2013.

Item 10  - Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal half-year of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2(f) is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                    The Asia Tigers Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: January 6, 2014

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: January 6, 2014